UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

On August 8, 2025, Zeo Energy Corp., a Delaware corporation (“Zeo Energy” or the “Company”) reported on a Current Report on Form 8-K (which report being filed after 5:30 p.m. ET was deemed filed on August 11, 2025, the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) that following the close of business on August 8, 2025, Zeo Energy consummated the Mergers (defined below) contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of May 28, 2025, by and among Zeo Energy, Heliogen, Inc., a Delaware corporation (“Heliogen”), Hyperion Merger Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Zeo Energy (“Merger Sub I”) and Hyperion Acquisition LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Zeo Energy (“Merger Sub II”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Merger Agreement. On August 8, 2025, Merger Sub I merged with and into Heliogen (the “First Merger”), with Heliogen surviving the First Merger (Heliogen, as the surviving entity of the First Merger, the “First Surviving Corporation”) with the First Surviving Corporation becoming a direct, wholly owned subsidiary of Zeo Energy, and immediately following the First Merger, the First Surviving Corporation merged with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II surviving the Second Merger and becoming a direct, wholly owned subsidiary of Zeo Energy.

As previously disclosed, pursuant to the Merger Agreement, the Exchange Ratio is 0.9591 shares of Zeo Energy Class A Common Stock for each share of Heliogen Common Stock (the “Exchange Ratio”). The Mergers, taken together, constitute a single integrated transaction that qualifies as a reorganization for U.S. federal income tax purposes. Immediately prior to the Mergers, Zeo Energy had 48,526,464 shares of its common stock issued and outstanding, and immediately following and giving effect to the Closing (as defined in the Merger Agreement), Zeo Energy was expected to have 54,832,032 of its common stock issued and outstanding.

In connection with the Merger Agreement and the transactions contemplated thereby, Zeo Energy filed a registration statement on Form S-4 (File No. 333-288489) with the U.S. Securities and Exchange Commission (the “SEC”) on July 2, 2025, which was declared effective by the SEC on July 11, 2025 (the “Registration Statement”). The Registration Statement contains additional information about the Mergers and the transactions contemplated thereby, including financial information in Item 9.01 below.

The description of the Mergers and other transactions contemplated by the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement that is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

This Current Report on Form 8-K/A is being filed to amend and supplement the Initial Form 8-K and to provide the financial statements described in Item 9.01 below which were not previously filed with the Initial Form 8-K, and which are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited financial statements (and notes thereto) of Heliogen as of March 31, 2025, and for the three months ended March 31, 2025 and March 31, 2024, as well as the audited consolidated financial statements (and notes thereto) of Heliogen for the fiscal years ended December 31, 2024 and 2023, all of which Heliogen has previously filed with the SEC, and all of which Zeo Energy has previously filed with the SEC in the Registration Statement, are attached hereto as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the acquisition of Heliogen, including the unaudited pro forma condensed combined balance sheet as of March 31, 2025 and the unaudited pro forma condensed combined statement of operations for the three-month period ended March 31, 2025 and for the year ended December 31, 2024, which Zeo Energy has previously filed with the SEC in the Registration Statement, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated as of May 28, 2025, by and among Zeo Energy Corp., Heliogen, Inc., Hyperion Merger Corp. and Hyperion Acquisition LLC (incorporated by reference to Exhibit 2.1 in the Current Report on Form 8-K filed with the SEC on May 29, 2025)
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Unaudited financial statements (and notes thereto) of Heliogen as of March 31, 2025, and for the three months ended March 31, 2025 and March 31, 2024, as well as the audited consolidated financial statements (and notes thereto) of Heliogen, Inc. for the years ended December 31, 2024 and 2023
99.2	Unaudited pro forma condensed combined financial information as of and for the three-month period ended March 31, 2025 and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits, annexes and schedules have been omitted or redacted pursuant to Item 601(b)(2) of Regulation S-K because the registrant customarily and actually treats such omitted information as private or confidential and because such omitted information is not material. Zeo Energy agrees to furnish supplementally a copy of any omitted exhibit, annex or schedule to the SEC upon request; provided, however, that Zeo Energy may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any exhibit, annex or schedule so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEO ENERGY CORP.

Dated: August 12, 2025	By:	/s/ Timothy Bridgewater
Timothy Bridgewater
Chief Executive Officer

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